Other gains, net	12 Months Ended
Dec. 31, 2020
Other Income And Expenses [Abstract]
Other gains, net
22	Other gains, net

	For the years ended December 31,
	2018	2019	2020

Net exchange loss	(857)	(410)	(421)
Forfeiture of advances from customers (Note (i))	1,088	1,369	1,245
Gain on bargain purchase	285	-	-
Government subsidy income (Note (ii))	-	1,394	3,063
ADR reimbursement from depositary bank	-	224	251
Fair value gains on short-term investments	25	107	1,404
Others	146	308	310
Total	687	2,992	5,852

Note:

(i)	The forfeited advances from customers are recognized as other gains when the contractual obligation of the Company to provide the agreed services no longer existed legally due to passage of time.

(ii)

Government subsidy income mainly includes the wage subsidy from the Hong Kong government in 2020 and an additional 10% VAT super-credit subsidy from the PRC government to offset against VAT payable for the period from April 1, 2019 to December 31, 2021.